Exhibit 10.18



                                                     September 7, 2001
Mr. William McMenemy
c/o Del Laboratories, Inc.
178 EAB Plaza, 8th floor
Uniondale, NY  11556

Re:  Amendment to Employment Agreement

Dear Bill:

         Reference is made to the employment agreement , dated April 1, 2001 (as amended, the "AGREEMENT"), between you and Del Laboratories, Inc. ("DEL").

         Del and you hereby agree to amend the Agreement as follows:

1. In the second sentence of Section 1 ("Title; Term"), the phrase "four-year term" shall be deleted and replaced by the phrase "five-year term".

2. In the first sentence of Section 2 ("Salary"), the phrase "Three Hundred Twenty Thousand Dollars ($320,000)" shall be deleted and replaced by the phrase "Three Hundred Fifty Thousand Dollars ($350,000).

3. In the first sentence of Section 7(c) ("Legal and Accounting Fees"), the figure "$10,000" shall be deleted and replaced by the figure "$15,000".

         As amended hereby, the Agreement shall remain in full force and effect.

                                                     Sincerely,
                                                     DEL LABORATORIES, INC.


                                                     By: /s/ Dan K. Wassong
                                                         ------------------
                                                            Dan K. Wassong
                                                            President

     ACCEPTED AND AGREED TO:

     /s/ William McMenemy
     --------------------
     William McMenemy






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